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                                                                     Exhibit 1.1


                           FIRST WAVE MARINE, INC.
                              ___________Shares
                                Common Stock
                         (Par Value $0.01 Per Share)


                         --------------------------


                           UNDERWRITING AGREEMENT


                                                              New York, New York
                                                              ____________, 1997


SCHRODER & CO. INC.
JEFFERIES & COMPANY, INC.
MORGAN KEEGAN & COMPANY, INC.
         As Representatives of the several
         Underwriters named in Schedule I hereto
c/o Schroder & Co. Inc.
Equitable Center
787 Seventh Avenue
New York, New York 10019-6016

Dear Sirs:

         First Wave Marine, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell, and certain stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") propose to sell, to the Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of ___________ shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, of which _________ shares are to be issued and sold by the Company and an aggregate of
________ shares are to be sold by the Selling Stockholders in the respective amounts set forth in Schedule II hereto. The aggregate ________ shares of Common Stock to be sold by the Company and the Selling Stockholders are herein collectively referred to as the "Firm Securities." In addition, the Company and the Selling Stockholders propose to grant to the Underwriters an option to purchase up to an aggregate of an additional ________ shares of Common Stock (the "Option Securities") on the terms and for the purposes set forth in
Section 2 hereof, of which up to _______ shares are to be issued and sold by
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the Company and up to an aggregate of _______ shares are to be sold by the
Selling Stockholders. The Firm Securities and the Option Securities are herein collectively referred to as the "Securities." Except as may be expressly set forth below, any reference to you in this Agreement shall be solely in your capacity as the Representatives.

         The Company and certain minority shareholders (the "Exchange Participants") of Newpark Shipbuilding & Repair, Inc. ("Newpark") entered into an Exchange Agreement, dated as of October 16, 1997 (the "Exchange Agreement") whereby such Exchange Participants sold and delivered to the Company all of their 17,000 shares of capital stock in Newpark in exchange for 93,840 shares of Common Stock of the Company (collectively, the ("Exchange"). The Company, EAE Services, Inc. ("EAE"), John Bludworth Marine, Inc., Bludworth Shipyard and Fabrication, Inc., John L. Bludworth, III and Karla M. Bludworth have entered into a Stock Purchase Agreement, dated as of October 15, 1997 (the "Acquisition Agreement"), whereby EAE will purchase all of the outstanding capital stock of John Bludworth Marine, Inc. and, indirectly, Bludworth Shipyard and, Fabrication, Inc. (hereinafter collectively referred to as "Bludworth").

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                 (i) A registration statement on Form S-1 (File No. 333- ) and as part thereof a preliminary prospectus, in respect of the Securities, has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you and, with the exception of exhibits to the registration statement, to you for each of the other Underwriters; if such registration statement has not become effective, an amendment (the "Final Amendment") to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, will promptly be filed by the Company with the Commission; if such registration statement has become effective and any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, which amendment or amendments shall be in acceptable form to you, the most recent such amendment has been declared effective by the Commission; if such registration statement has become effective, a final prospectus (the "Rule 430A Prospectus") relating to the Securities containing information permitted to be omitted at the time of effectiveness by Rule 430A of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), will promptly be filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act (any preliminary prospectus filed as part of such registration statement being herein called a "Preliminary Prospectus," such registration statement as amended at the time that it becomes or became effective, or, if applicable, as amended at the time the most recent post-effective amendment to such registration statement filed with the Commission prior to the execution and delivery of this Agreement became effective (the "Effective Date"), including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and including all exhibits thereto and all information deemed to be a part thereof at such time





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         pursuant to Rule 430A of the rules and regulations of the Commission under the Act, being herein called the "Registration Statement" and the final prospectus relating to the Securities in the form first filed pursuant to Rule 424(b)(1) or (4) of the rules and regulations of the Commission under the Act or, if no such filing is required, the form of final prospectus included in the Registration Statement, being herein called the "Prospectus");

                 (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                 (iii) On the Effective Date and the date of Prospectus is filed with the Commission, and when any further amendment or supplements thereto become effective or are filed with the Commission, as the case may be, the Registration Statement, the Prospectus and such amendment or supplements did and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                 (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and to conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and its subsidiaries, taken as a whole (such adverse effect to be hereinafter referred to as a "Material Adverse Effect"); and each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and to conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such





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         qualification, except where the failure to so qualify would not have a
         Material Adverse Effect;

                 (v) All the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, upon consummation of the Exchange, will be owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities, security interests, or claims with the exception of the Company's pledge of the capital stock of Newpark to Heller Financial Leasing, Inc. ("Heller") pursuant to that certain Pledge Agreement, dated August 29, 1996 ("Heller Pledge Agreement"), and the Company's pledge of the capital stock of EAE Industries, Inc. pursuant to the terms of that certain Pledge Agreement with Heller dated August 8, 1997 ("EAE Pledge Agreement"); and there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of any subsidiary or any security convertible or exchangeable or exercisable for capital stock of any subsidiary; except for the shares of stock of each subsidiary owned directly or indirectly by the Company, neither the Company nor any subsidiary owns directly or indirectly any shares of capital stock of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity;

                 (vi) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Company of its obligations under this Agreement have been duly and validly authorized by all requisite corporate action of the Company; and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforceability of those provisions relating to indemnity may be limited by Federal securities laws and principles of public policy;

                 (vii) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company and its subsidiaries, taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been, and prior to the Time of Delivery (as defined in Section 4 hereof) there will not be, any change in the capital stock (other than shares issued pursuant to exercise of employee stock options that the Prospectus indicates are outstanding (the "Employee Option Shares") or short-term debt or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as whole, otherwise than as set forth or contemplated in the Prospectus;





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                 (viii)   The Company and its subsidiaries and Bludworth have
         good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or contemplated by the Prospectus, or such as do not materially adversely interfere with the use made and proposed to be made of such property by the Company and its subsidiaries and Bludworth, and any real property and buildings held under lease by the Company and its subsidiaries and Bludworth are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially adversely interfere with the use made and proposed to be made of such real property and buildings by the Company and its subsidiaries and Bludworth;

                 (ix) The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, and all the issued shares of capital stock of the Company (including the Securities to be sold by the Selling Stockholders) have been duly and validly authorized and issued, are fully paid and non-assessable, are free of any preemptive rights, rights of first refusal or similar rights, were issued and sold in compliance with the applicable Federal and state securities laws and conform in all material respects to the description in the Prospectus; except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company; there are no holders of securities of the Company who, by reasons of the filing of the Registration Statement have the right (and have not waived such right) to request the Company to include in the Registration Statement securities owned by them;

                 (x) The Securities to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, and will conform in all material respects to the description thereof in the Prospectus and will be quoted on the Nasdaq National Market as of the Effective Date;

                 (xi) The performance of this Agreement, the consummation of the transactions herein contemplated and the issue and sale of the Securities and the compliance by the Company with all the provisions of this Agreement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim, or encumbrance upon, any of the property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws, in each case as amended to the date hereof, of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental





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         agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except the registration under the Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                 (xii) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or any of their respective officers or directors is a party or of which any property of the Company or any of its subsidiaries is the subject, other than litigation or proceedings incident to the business conducted by the Company and its subsidiaries which will not, individually or in the aggregate if determined adversely to the Company or any of its subsidiaries, have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened; and neither the Company nor any of its subsidiaries is involved in any labor dispute, nor, to the Company's knowledge, is any labor dispute threatened;

                 (xiii) The Company and its subsidiaries and Bludworth have such licenses, permits and other approvals or authorizations of and from governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner now being conducted and as described in the Prospectus subject in each case to such qualification as may be set forth in the Prospectus and except where the failure to have such Permits would not have a Material Adverse Effect; and the Company and its subsidiaries have fulfilled and performed all of their respective obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permits subject in each case to such qualification as may be set forth in the Prospectus and except where the failure to fulfill or perform or the occurrence of such an event would not have a Material Adverse Effect;

                 (xiv) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Company, any of its subsidiaries or Bludworth is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic





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         substances, hazardous substances, petroleum or petroleum products
         (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries and Bludworth have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries or Bludworth and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries or Bludworth relating to Hazardous Materials or any Environmental Laws;

                 (xv) Grant Thornton LLP who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                 (xvi) The consolidated financial statements and schedules of the Company and its subsidiaries and Bludworth included in the Registration Statement and the Prospectus present fairly the financial condition, the results of operations and the cash flows of the Company and its subsidiaries and Bludworth as of the dates and for the periods therein specified in conformity with U.S. generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus is accurately presented and, to the extent such information and data is derived from the financial statements and books and records of the Company and its subsidiaries and Bludworth, is prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries and Bludworth; the pro forma financial information included in the Registration Statement and the Prospectus have been properly compiled and comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X of the Commission; no other financial statements or schedules are required to be included in the Registration Statement and the Prospectus;

                 (xvii) There are no statutes or governmental regulations, or any contracts or other documents that are required to be described in or filed as exhibits to the Registration Statement which are not described therein or filed as exhibits thereto; and all such contracts to which the Company or any subsidiary is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the





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         Company or such subsidiary and are enforceable against the Company or subsidiary in accordance with the terms thereof;

                 (xviii) The Company and its subsidiaries and Bludworth own or possess adequate patent rights or licenses or other rights to use patent rights, inventions, trademarks, service marks, trade names, copyrights, technology and know-how necessary to conduct the general business now or proposed to be operated by them as described in the Prospectus except where the failure to have such rights would not have a Material Adverse Effect; none of the Company, any of its subsidiaries or Bludworth has received any notice of infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trademarks, service marks, trade names, copyrights, technology or know-how which, singly or in the aggregate, could materially adversely affect the business, operations, financial condition, income or business prospects of the Company and its subsidiaries considered as a whole; and, the discoveries, inventions, products or processes of the Company and its subsidiaries and Bludworth referred to in the Prospectus do not, to the Company's knowledge, infringe or conflict with any patent or right of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company;

                 (xix) None of the Company, any of and its subsidiaries or Bludworth are in violation of any term or provision of its Certificate of Incorporation or Bylaws (or similar corporate constituent documents), in each case as amended to the date hereof, or are in violation in any material respect of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries, or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries;

                 (xx) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, bank loan or credit agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties is bound or may be affected where such default would have a Material Adverse Effect;

                 (xxi) The Acquisition Agreement has been duly authorized, executed and delivered by each of the Company, EAE, John Bludworth Marine, Inc., Bludworth Shipyard and Fabrication, Inc., John L. Bludworth, III and Karla M. Bludworth, and is in full force and effect and constitute a valid and legally binding obligation of each of the Company, EAE, John Bludworth Marine, Inc., Bludworth Shipyard and Fabrication, Inc., John L. Bludworth, III and Karla M. Bludworth, enforceable against each person in accordance with its terms, except as enforcement may be limited by any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;





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                 (xxii)   The Exchange Agreement has been duly authorized,
         executed and delivered by each of the Company and the Exchange Participants, and is in full force and effect and constitute a valid and legally binding obligation of each of the Company and the Exchange Participants enforceable against each person in accordance with its terms, except as enforcement may be limited by any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

                 (xxiii) The execution, delivery and performance of the Exchange Agreement and the Acquisition Agreement and the consummation of the transactions contemplated thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim, or encumbrance upon, any of the property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws, in each case as amended to the date hereof, of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                 (xxiv) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required in connection with the consummation of the transactions effected or contemplated by the Exchange Agreement or the Acquisition Agreement other than (i) such authorizations, approvals, consents and orders as have been obtained or such filing as have been made prior to the date hereof and (ii) such authorizations, approvals, consents, orders and filings as to which the failure to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect;

                 (xxv) Upon the consummation of the transactions contemplated by the Exchange Agreement, all of the outstanding capital stock of Newpark, will be duly and validly transferred and assigned to the Company free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except for the Company's pledge of the capital stock of Newpark to Heller pursuant to the terms of the Heller Pledge Agreement and such as are described or referred to in the Prospectus and the financial statements and the notes thereto contained therein or such as do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries);

                 (xxvi) It is not necessary in connection with the offer, sale and delivery of the shares of Common Stock to the Exchange Participants pursuant to the Exchange Agreement to register such shares of Common Stock under the Act;





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                 (xxvii)  Upon the consummation of the transactions contemplated by the Acquisition Agreement, all of the outstanding capital stock of John Bludworth Marine, Inc. will be duly and validly transferred and assigned to EAE, a wholly owned subsidiary of the Company, and all outstanding capital stock of Bludworth Shipyard and Fabrication, Inc. will be held by John Bludworth Marine, Inc., in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except such as are described or referred to in the Prospectus and the financial statements and the notes thereto contained therein or such as do not interfere with the use made and proposed to be made of such property by the Company and the subsidiaries);

                 (xxviii)   The Company and its subsidiaries have timely filed
         all federal and material state tax returns and notices required to be filed by the Company or its subsidiaries and have paid all material taxes of any nature whatsoever for all tax years through December 31, 1996, to the extent such taxes have become due. The Company has no knowledge, or any reasonable grounds to know, of any tax deficiencies which would have a Material Adverse Effect on the Company or any of its subsidiaries; the Company and its subsidiaries have paid all taxes which have become due, whether pursuant to any assessments, or otherwise, and there is no further liability (whether or not disclosed on such returns) or assessments for any such taxes, and no interest or penalties accrued or accruing with respect thereto, except for any such assessment, fine and penalty that is currently being contested in good faith or as may be set forth or adequately reserved for in the financial statements included in the Registration Statement; the amounts currently set up as provisions for taxes or otherwise by the Company and its subsidiaries on their books and records are sufficient for the payment of all their unpaid federal, foreign, state, county and local taxes accrued through the dates as of which they speak, and for which the Company and its subsidiaries may be liable in their own rights, or as a transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity;

                 (xxix) The Company will not, during the period of 180 days after the date hereof except pursuant to this Agreement, offer, sell, contract to sell or otherwise dispose of any capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder & Co. Inc., except for grants of stock options under the Company's 1997 Incentive Equity Plan;

                 (xxx) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;





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                 (xxxi)     Neither the Company nor any of its subsidiaries is
         in violation of any federal or state law relating to discrimination in the hiring, promotion or paying of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, where such violation would have a Material Adverse Effect;

                 (xxxii)    The Company and each of its subsidiaries are
         insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and except as described in the Prospectus neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect;

                 (xxxiii)   None of the Company or its subsidiaries, or its
         officers, directors, employees or agents has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, or made any unlawful payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation;

                 (xxxiv)   The Company is not, and upon the issuance and sale
         of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"); and

                 (xxxv) None of the Company or its subsidiaries, or its officers, directors, employees or agents have taken or will take, directly or indirectly, any action designed to or which has constituted or that might be reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (b) Each Selling Stockholder severally represents and warrants to, and agrees with, each of the Underwriters, as follows:

                 (i) To the best knowledge of such Selling Stockholder, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct; such Selling Stockholder has reviewed and is familiar with the Registration Statement and the Prospectus and, to the best knowledge of such Selling Stockholder, neither the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Stockholder is not prompted to sell the Securities to be sold by such Selling Stockholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus;

                 (ii) Each Selling Stockholder has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or bylaws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties;

                 (iii) Such Selling Stockholder has and will at each of the Time of Delivery and Option Securities Delivery Date have good and marketable title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind;

                 (iv) Such Selling Stockholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney and Custody Agreement with Samuel F. Eakin, Frank W. Eakin and David B. Ammons, or any of them, as attorney(s)-in-fact (the "Attorney(s)-in-Fact") and the Company, as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Stockholder hereunder and to accept payment therefor; and each Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in
         Section 7(k), to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling

         Stockholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement;

                 (v) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                 (vi) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Stockholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the Act or the Exchange Act or the regulations promulgated thereunder or state securities laws;

                 (vii) Such Selling Stockholder will not, during the period of 180 days after the date hereof, offer, sell, contract to sell or otherwise dispose of any capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder & Co. Inc.; the foregoing sentence shall not apply to the Securities to be sold hereunder;

                 (viii) Certificates for all of the Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement; and

                 (ix) Neither such Selling Stockholder nor any of such Selling Stockholder's affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the Bylaws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of _____________ Firm Securities and the Selling Stockholders, severally and not jointly, agree to sell an aggregate of ________ Firm Securities (each to sell the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule II hereto), and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price of $_____________ per share, the respective aggregate number of Firm Securities determined in the manner set forth below. The obligation of each Underwriter to the Company and the Selling Stockholders shall be to purchase that portion of the number of shares of Common Stock to be sold by the Company and the Selling Stockholders pursuant to this Agreement as the number of Firm Securities set forth opposite the name of such Underwriter on Schedule I bears to the total number of Firm Securities to be purchased by the Underwriters pursuant to this Agreement, in each case adjusted by you such that no Underwriter shall be obligated to purchase Firm Securities other than in 100 shares amounts. In making this Agreement, each Underwriter is contracting severally and not jointly.

         In addition, subject to the terms and conditions herein set forth, the Company agrees to issue and sell up to _______ Option Securities to the Underwriters and the Selling Stockholders agree to sell up to an aggregate of _________ Option Securities (each to sell up to the number of Option Securities set forth opposite the name of such Selling Stockholder in Schedule II hereto) to the Underwriters, as required (for the sole purpose of covering over-allotments in the sale of the Firm Securities), at the purchase price per share of the Firm Securities being sold by the Company and the Selling Stockholders as stated in the preceding paragraph. The right to purchase the Option Securities may be exercised by your giving prior written or telephonic notice (subsequently confirmed in writing) to the Company of your determination to purchase all or a portion of the Option Securities. Such notice may be given at any time within a period of 30 days following the date of this Agreement. The number of Option Securities which the Underwriters elect to purchase upon any exercise of the option hereby granted shall be provided by the Company and by each Selling Stockholder in proportion to the respective maximum numbers of Option Securities which the Company and each such Selling Stockholder has agreed to sell. Option Securities shall be purchased severally for the account of each Underwriter in proportion to the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto. No Option Securities shall be delivered to or for the accounts of the Underwriters unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided. The respective purchase obligations of each Underwriter shall be adjusted by you so that no Underwriter shall be obligated to purchase Option Securities other than in 100 share amounts. The Underwriters may cancel any purchase of Option Securities at any time prior to the Option Securities Delivery Date (as defined in Section 4 hereof) by giving written notice of such cancellation to the Company.

         3. The Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. Certificates in definitive form for the Firm Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company and the Selling Stockholders to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer, payable in same day funds, to the order of the Company and the Selling Stockholders, as appropriate, for the purchase price of the Firm Securities being sold by the Company and the Selling Stockholders at the office of Schroder & Co. Inc., Equitable Center, 787 Seventh Avenue, New York, New York, at 9:30 A.M., New York City time, on __________ ___, 1997, or at such other time, date and place as you and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery."

Certificates in definitive form for the Option Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company and the Selling Stockholders to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price thereof by wire transfer, payable in same day funds, to the order of the Company and the Selling Stockholders, as appropriate, for the purchase price of the Option Securities, in New York, New York, at such time and on such date (not earlier than the Time of Delivery nor later than ten business days after giving of the notice delivered by you to the Company with reference thereto) and in such denominations and registered in such names as shall be specified in the notice delivered by you to the Company with respect to the purchase of such Option Securities. The date and time of such delivery and payment are herein sometimes referred to as the "Option Securities Delivery Date." The obligations of the Underwriters shall be subject, in their discretion, to the condition that there shall be delivered to the Underwriters on the Option Securities Delivery Date opinions and certificates, dated such Option Securities Delivery Date, referring to the Option Securities, instead of the Firm Securities, but otherwise to the same effect as those required to be delivered at the Time of Delivery pursuant to Section 7(d), 7(e), 7(f), 7(i) and 7(j).

         Certificates for the Firm Securities and the Option Securities so to be delivered will be in good delivery form, and in such denominations and registered in such names as you may request not less than 48 hours prior to the Time of Delivery and the Option Securities Delivery Date, respectively. Such certificates will be made available for checking and packaging in New York, New York, at least 24 hours prior to the Time of Delivery and Option Securities Delivery Date.

         5.      The Company covenants and agrees with each of the
Underwriters:

                 (a) If the Registration Statement has not become effective, to file promptly the Final Amendment with the Commission and use its best efforts to cause the Registration Statement to become effective; if the Registration Statement has become effective, to file promptly the Rule 430A Prospectus with the Commission; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you after reasonable notice thereof; to advise you, promptly after it receives notice thereof of the time when the Registration Statement, or any amendment thereto, or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the

         Prospectus or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

                 (b) Promptly from time to time to take such action as you may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any action that would subject it to service of process in suits other than those arising out of the offering of the Securities;

                 (c) To furnish each of the Representatives and counsel for the Underwriters, without charge, signed copies of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including all exhibits thereto) and to each other Underwriter, without charge, a conformed copy of such registration statement and each amendment thereto (in each case without exhibits thereto) and, so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements thereto as you may from time to time reasonably request. If at any time when a prospectus is required to be delivered under the Act an event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act, the Company will forthwith prepare and, subject to the provisions of Section 5(a) hereof, file with the Commission an appropriate supplement or amendment thereto, and will furnish to each Underwriter and to any dealer in securities, without charge, as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance in accordance with the requirements of Section 10 of the Act;

                 (d) To make generally available to its stockholders as soon as practicable, but in any event not later than 45 days after the close of the period covered thereby, an earnings (which need not be audited) statement in form complying with the provisions of Section 11(a) of the Act covering a period of 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the Effective Date;

                 (e) To file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the Effective Date and during any period when the Prospectus is required to be delivered;

                 (f) For a period of five years from the Effective Date, to furnish to its stockholders after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, cash flow and stockholders' equity of the Company and its subsidiaries certified by independent public accounts);

                 (g) During a period of five years from the Effective Date, to furnish to you copies of all reports or other communications (financial or other) furnished to its stockholders, and deliver to you
         (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or the Nasdaq National Market or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request in connection with your obligations hereunder;

                 (h) To apply the net proceeds from the sale of the Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds";

                 (i) That it will not, and will cause its subsidiaries, officers, directors, employees, agents and affiliates not to, take, directly or indirectly, any action designed to cause or result in, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                 (j) That prior to the Time of Delivery there will not be any change in the capital stock (other than shares issued pursuant to the Company's 1997 Incentive Equity Plan) or material change in the short-term debt or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or any of its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                 (k) That it will not, during the period of 180 days after the date hereof (other than pursuant to this Agreement), offer, sell, contract to sell or otherwise dispose of any capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, without the prior written consent of Schroder & Co. Inc., except for grants of stock options under the Company's 1997 Incentive Equity Plan; and

                 (l) That it has caused the Securities to be included for quotation on the Nasdaq National Market as of the Effective Date.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid: (i) the fees, disbursements and expenses of counsel and accountants for the Company and the Selling Stockholders, and all other expenses, in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the furnishing of copies thereof, including charges for mailing, air freight and delivery and counting and packaging thereof and of any Preliminary Prospectus and related offering documents to the Underwriters and dealers; (ii) the cost of printing this Agreement, the Agreement Among Underwriters, the Selling Agreement, communications with the Underwriters and selling group and the Preliminary and Supplemental Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under securities laws as provided in Section 5(b) hereof, including filing and registration fees and the fees, disbursements and expenses for counsel for the Underwriters in connection with such qualification and in connection with Blue Sky surveys or similar advice with respect to sales; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) all fees and expenses in connection with quotation of the Securities on the Nasdaq National Market; and (vi) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section 6, including the fees of the Company's Transfer Agent and Registrar, the cost of any stock issue or transfer taxes on sale of the Securities to the Underwriters, the cost of the Company's personnel and other internal costs, the cost of printing and engraving the certificats representing the securities and all expenses and taxes incident to the sale and delivery of the Securities to be sold by the Company to the Underwriters hereunder. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Registration Statement shall have become effective, and you shall have received notice thereof not later than 10:00 P.M., New York City time, on the date of execution of this Agreement, or at such other time as you and the Company may agree; if required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                 (b) All corporate proceedings and related legal matters in connection with the organization of the Company and the registration, authorization, issue, sale and delivery of the Securities shall have been reasonably satisfactory to Baker & Botts, L.L.P., counsel to the Underwriters, and Baker & Botts, L.L.P. shall have been timely furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection;

                 (c) You shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact or omits to state a fact which in your judgment is in either case material and in the case of an omission is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                 (d) Griggs & Harrison, P.C., counsel to the Company and the Selling Stockholders, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                          (i) The Company has been duly and validly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is qualified to do business and is in good standing in each jurisdiction in which, to the knowledge of such counsel, the ownership or leasing of properties requires such qualification or the conduct of its business requires such qualification (except where the failure to so qualify would not have a Material Adverse Effect); and the Company has all necessary corporate power and all material governmental authorizations, permits and approvals required to own, lease and operate its properties and conduct its business as described in the Prospectus;

                          (ii) Each of the Company's subsidiaries has been duly and validly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and is qualified to do business and is in good standing in each jurisdiction in which, to the knowledge of such counsel, the ownership or leasing of properties requires such qualification or the conduct of its business requires such qualification (except where the failure to so qualify would not have a Material Adverse Effect); and each such subsidiary has all necessary corporate power and all material governmental authorizations, permits and approvals required to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                          (iii) All the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and are validly issued and outstanding, are fully paid and non-assessable and, except as otherwise set forth in the Prospectus, are owned by the Company of record and to the best knowledge of such counsel, (A) beneficially and (B) free and clear of all liens, encumbrances, equities, security interests or claims of any nature whatsoever with the exception of the Company's pledge of the capital stock of Newpark to Heller pursuant to the Heller Pledge Agreement and the Company's pledge of the capital stock of EAE Industries, Inc. to Heller pursuant to the terms of the EAE Pledge Agreement; and neither the Company nor any of its subsidiaries has granted any outstanding options, warrants or commitments with respect to any shares of its capital stock, whether issued or unissued, except as otherwise described in the Prospectus;

                          (iv) The Company has an authorized capitalization as set forth in the Registration Statement and all the issued shares of capital stock of the Company (including the Securities to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable; are free of any preemptive rights, and were issued and sold in compliance with all applicable Federal and state securities laws; except as described in the Prospectus, to the knowledge of such counsel, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company; the Securities being sold by the Company have been duly and validly authorized and, when duly countersigned by the Company's Transfer Agent and Registrar and issued, delivered and paid for in accordance with the provisions of the Registration Statement and this Agreement, will be duly and validly issued, fully paid and non-assessable; the Securities conform to the description thereof in the Prospectus; the Securities have been duly authorized for quotation on the Nasdaq National Market, as of the Effective Date; and the certificates for the Securities as are in valid and sufficient form;

                          (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries or any of their respective officers or directors is a party or of which any property of the Company or any of its subsidiaries is the subject which, if resolved against the Company or any of its subsidiaries or any of their respective officers or directors, individually, or to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Prospectus which has not been properly disclosed therein;

                          (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                          (vii) The Acquisition Agreement has been duly authorized, executed and delivered by the Company and EAE and is a legal, valid and binding obligation of the Company and EAE enforceable in accordance with their terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

                          (viii)  The Exchange Agreement has been duly
                 authorized, executed and delivered by each of the Company and the Exchange Participants and is a legal, valid and binding obligation of each of the Company and the Exchange Participants, enforceable against each person in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

                          (ix) The Company has full corporate power and authority to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and the issue and sale of the Securities and the compliance by the Company with all the provisions of this Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim or encumbrance upon, any of the property or assets of the Company or any of its subsidiaries pursuant to, the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws, in each case as amended, of the Company or any of its subsidiaries, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                          (x) The execution, delivery and performance of the Exchange Agreement and the Acquisition Agreement and the consummation of the transactions contemplated thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim, or encumbrance upon, any of the property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws, in each case as amended, of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                          (xi) No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, provided that such counsel shall not be required to express any opinion as to the requirements of state securities or blue sky laws;

                          (xii) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required in connection with the consummation of the transactions effected or contemplated by the Exchange Agreement or the Acquisition Agreement other than (i) such authorizations, approvals, consents and orders as have been obtained or such filing as have been made prior to the date hereof and (ii) such authorizations, approvals, consents, orders and filings as to which the failure to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect;

                          (xiii) Upon the consummation of the transactions contemplated by the Exchange Agreement, all of the outstanding capital stock of Newpark will be owned by the Company of record and to the best knowledge of such counsel, (A) beneficially and (B) free and clear of all liens, encumbrances, equities, security interests or claims of any nature whatsoever except for the Company's pledge of the capital stock of Newpark to Heller pursuant to the terms of the Heller Pledge Agreement;

                          (xiv) It is not necessary in connection with the offer, sale and delivery of the shares of Common Stock to the Exchange Participants pursuant to the Exchange Agreement to register such shares of Common Stock under the Act;

                          (xv) Upon the consummation of the transactions contemplated by the Acquisition Agreement, all of the outstanding capital stock of John Bludworth Marine, Inc. and Bludworth Shipyard and Fabrication, Inc. will be owned, directly or indirectly, by EAE, a wholly owned subsidiary of the Company, of record and to the best knowledge of such counsel, (A) beneficially and (B) free and clear of all liens, encumbrances, equities, security interests or claims of any nature whatsoever;

                          (xvi) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is currently in violation of its Certificate of Incorporation or Bylaws or in default under, any indenture, mortgage, deed of trust, lease, bank loan or credit agreement or any other material agreement or instrument of which such counsel has knowledge to which the Company or any of its subsidiaries is a party or by which any of them or any of their property may be bound or affected (in any respect that is material in light of the financial condition of the Company and its subsidiaries, taken as a whole);

                          (xvii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Securities pursuant to the Company's Certificate of Incorporation or Bylaws, in each case as amended to the date hereof, or any agreement or other instrument known to such counsel; and no holders of securities of the Company have rights to the registration thereof under the Registration Statement or, if any such holders have such rights, such holders have waived such rights;

                           (xviii)  To the best of such counsel's knowledge,
                 there are no contracts or other documents required to be summarized or disclosed in the Prospectus or to be so filed as an exhibit to the Registration Statement, which have not been so summarized or disclosed, or so filed;

                          (xix) The statements under the captions "Risk Factors -- Impact of Environmental Laws", "Risk Factors -- Legislative Proposals to Rescind Provisions of Jones Act", " Risk Factors -- Certain Anti-takeover Effects", "Risk Factors -- Shares Eligible for Future Sale", "Business -- Environmental Regulation", Business -- Other Regulation", "Business -- Legal Proceedings", "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                           (xx)     Nothing has come to such counsel's
                 attention to give such counsel reason to believe that any of the representations and warranties of the Company contained in this Agreement or in any certificate or document contemplated under this Agreement to be delivered are not true or correct or that any of the covenants and agreements herein contained to be performed on the part of the Company or any of the conditions herein contained, or set forth in the Registration Statement and the Prospectus, to be fulfilled or complied with by the Company have not been or will not be duly and timely performed, fulfilled or complied with;

                           (xxi)    Neither the Company nor any of its
                 subsidiaries is an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                           (xxii) This Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders and is a legal, valid and binding agreement of each of the Selling Stockholders enforceable in accordance with its terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforceability of those provisions relating to indemnity may be limited by the Federal securities laws, principles of public policy and general principles of equity;

                           (xxiii)  Each Power of Attorney and Custody
                 Agreement has been duly executed and delivered by the respective Selling Stockholders named therein and constitutes a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as enforceability of the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as enforceability of those provisions relating to indemnity may be limited by the Federal securities laws and principles of public policy;

                          (xxiv) The execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in this Agreement and compliance by the Selling Shareholders with its obligations under this Agreement will not constitute a default under, or result in the creation or imposition of any lien, charge, claim, tax or encumbrance upon the Securities or any property or assets of the Selling Shareholders pursuant to the terms of any indenture, mortgage, deed of trust, loan or material agreement or instrument known to such counsel to which any Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Shareholders is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Selling Stockholders, if applicable, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of its properties;

                           (xxv) To the best of such counsel's knowledge, each Selling Shareholder has valid and marketable title to the Securities to be sold by such Selling Shareholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to this Agreement. Upon purchase of the Securities to be sold by the Selling Stockholders as provided in this Agreement, each of the Underwriters (assuming that it is a bona fide purchaser within the meaning of the Uniform Commercial Code) will acquire good and marketable title to such securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; and

                           (xxvi) The Registration Statement has become effective under the Act, the Prospectus has been filed in accordance with Rule 424(b) of the rules and regulations of the Commission under the Act, including the applicable time periods set forth therein, or such filing is not required and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates, appeared on its face to comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder; it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial data contained in the Registration Statement or the Prospectus;

                 Such counsel shall also state that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statements or any amendment thereto (other than the financial statements and schedules or other financial data contained in the Registration Statement, as to which such counsel need express no opinion) at the time such Registration Statement or any amendment thereto become effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto (other than the financial statements and schedules or other financial data contained in the Prospectus, as to which such counsel need express no opinion) at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued, or at the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering their opinions set forth in Section 7(d) above, such counsel may rely, to the extent deemed advisable by such counsel,
         (a) as to factual matters, upon certificates of public officials and officers of the Company and the Selling Shareholders, and (b) as to the laws of any jurisdiction other than the United States and jurisdictions in which they are admitted, on opinions of counsel (provided, however, that you shall have received a copy of each of such opinions which shall be dated the Time of Delivery, addressed to you or otherwise authorizing you to rely thereon, and Griggs & Harrison, P.C. in its opinion to you delivered pursuant to this subsection, shall state that such counsel are satisfactory to them and Griggs & Harrison, P.C. has no reason to believe that the Underwriters and they are not justified to so rely);

                 In addition, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of Texas and the corporate laws of the State of Delaware and that such counsel is not admitted in the State of Delaware. The foregoing opinion may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, except to the extent stated in (xix) above.

                 (e) Baker & Botts, L.L.P., counsel to the Underwriters, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (f) At the time this Agreement is executed and also at the Time of Delivery, Grant Thornton LLP shall have furnished to you a letter or letters, dated the date of this Agreement and the Time of Delivery, in form and substance satisfactory to you, to the effect, that:

                           (i) They are independent accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                           (ii) In their opinion the consolidated financial statements of the Company and its subsidiaries (including the related schedules and notes) included in the Registration Statement and Prospectus and covered by their reports included therein comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder;

                           (iii) On the basis of specified procedures as of a specified date not more than three days prior to the date of their letter (which procedures do not constitute an examination made in accordance with generally accepted auditing standards), consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the latest available minutes of any meeting of the Board of Directors and stockholders of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries who have responsibility for financial and accounting matters, and such other procedures or inquiries as are specified in such letter, nothing came to their attention that caused them to believe that:

                                    (A)    The unaudited consolidated condensed
                           financial statements of the Company and its subsidiaries included in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the rules and regulations promulgated thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

                                    (B)    as of a specified date not more than
                           three days prior to the date of their letter, there was any change in the capital stock, or increases in the long-term debt or short-term debt of the Company and its subsidiaries on a consolidated basis, or any decrease in total assets, total current assets or stockholders' equity or other items specified by the Representatives, of the Company and its subsidiaries on a consolidated basis, each as compared with the amounts shown on the September 30, 1997 Consolidated Balance Sheet included in the Registration Statement and the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur; and

                                    (C)    for the period from October 1, 1997
                           to a specified date not more than three days prior to the date of such letter, there was any decrease, as compared with the corresponding period of the preceding fiscal year, in the following consolidated amounts: gross margin, earnings (loss) from operations, earnings (loss) before income taxes, net earnings (loss) or earnings (loss) per common and common equivalent share of the Company and its subsidiaries, except in all instances for decreases which the Registration Statement discloses have occurred or may occur;

                                    (D)    in addition to the examination
                           referred to in their reports included in the Registration Statement and the Prospectus and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement, and have compared such amounts and financial information with the accounting records of the Company and its subsidiaries, and have found them to be in agreement and have proved the mathematical accuracy of certain specified percentages; and

                                    (E)    On the basis of a reading of the pro
                           forma consolidated financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this clause
                           (v), inquiries of certain officials of the Company and its consolidated subsidiaries and Bludworth who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the proforma consolidated financial statements, nothing came to their attention that caused them to believe that the pro forma consolidated financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                 (g) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree other than as set forth or contemplated in the Prospectus; and since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than shares issued pursuant to the 1997 Incentive Equity Plan) or short-term debt or long-term debt of the Company or any of its subsidiaries nor any change or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                 (h) Between the date hereof and the Time of Delivery there shall have been no declaration of war by the Government of the United States; at the Time of Delivery there shall not have occurred any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the resale of Securities and no event shall have occurred resulting in (i) trading in securities generally on the New York Stock Exchange or in the Common Stock on the principal securities exchange or market in which the Common Stock is listed or quoted being suspended or limited or minimum or maximum prices being generally established on such exchange or market, or (ii) additional material governmental restrictions, not in force on the date of this Agreement, being imposed upon trading in securities generally by the New York Stock Exchange or in the Common Stock on the principal securities exchange or market in which the Common Stock is listed or quoted or by order of the Commission or any court or other governmental authority, or (iii) a general banking moratorium being declared by either Federal, New York or Texas authorities;

                 (i) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates signed by the chief executive officer and the chief financial officer, on behalf of the Company, satisfactory to you as to such matters as you may reasonably request and as to (i) the accuracy of the Company's representations and warranties herein at and as of the Time of Delivery; (ii) the performance by the Company of all its obligations hereunder to be performed at or prior to the Time of Delivery; (iii) the fact that they have carefully examined the Registration Statement and Prospectus and, (A) as of the Effective Date, the statements contained in the Registration Statement and the Prospectus were true and correct and neither the Registration Statement nor the Prospectus omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) since the Effective Date, no event has occurred that is required by the Act or the rules and regulations of the Commission thereunder to be set forth in an amendment of, or a supplement to, the Prospectus that has not been set forth in such an amendment or supplement; and (iv) the matters set forth in subsections
         (a) and (g) of this Section 7;

                 (j) A certificate, dated the Time of Delivery and addressed to you, signed by or on behalf of each of the Selling Stockholders to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made at and as of the Time of Delivery, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on his part to be performed or satisfied prior to the Time of Delivery;

                 (k) Prior to or concurrently with the sale of the Securities at the Time of Delivery, the closing of the Exchange shall occur on the basis set forth in the Prospectus;

                 (l) Each director and executive officer of the Company shall have delivered to you an agreement not to offer, sell, contract to sell or otherwise dispose of any shares of capital stock of the Company (or securities convertible into, or exchangeable for, capital stock of the Company), directly or indirectly, for a period of 180 days after the date of this Agreement, without the prior written consent of Schroder & Co. Inc.; and

                 (m) The Company shall have delivered to you evidence that the Securities have been authorized for quotation on the Nasdaq National Market as of the Effective Date.

         8.      (a)       The Company will indemnify and hold harmless each
         Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all the Securities under the security laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, or (ii) any untrue statement or alleged untrue statement made by the

         Company in Section 1(a) of this Agreement, or (iii) the employment by the Company of any device, scheme or artifice to defraud, or the engaging by the Company in any act, practice or course of business which operates or would operate as a fraud or deceit, or any conspiracy with respect thereto, in which the Company shall participate, in connection with the issuance and sale of any of the Securities, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission relating to an Underwriter made in any Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein and provided, further, that the indemnity agreement contained in this
         Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any persons controlling such Underwriter) on account of any losses, claims, damages, liability or litigation arising from the sale of Securities to any person, if such Underwriter fails to send or give a copy of the Prospectus, as the same may be then supplemented or amended, to such person, within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, unless such failure is the result of noncompliance by the Company with Section 5(c) hereof.

                 (b)       In addition to any obligations of the Company under
         Section 8(a), the Company agrees that it shall perform its indemnification obligations under Section 8(a) (as modified by the last paragraph of this Section 8(b)) with respect to counsel fees and expenses and other expenses reasonably incurred by making payments to the Underwriter within 45 days of receipt of a statement in the amount of the statements of the Underwriter's counsel or other statements which shall be forwarded by the Underwriter, and that they shall make such payments notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court and a court orders return of such payments.

                 The indemnity agreement in Section 8(a) shall be in addition to any liability which the Company may otherwise have and shall extend upon the same terms and conditions to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act.

                 (c) Each Selling Stockholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any Application, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, or (ii) any untrue statement or alleged untrue statement made by the Selling Stockholder in Section 1(b) of this Agreement, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim; provided, however, that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission relating to an Underwriter made in any Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; provided, further, that in no event shall the liability of any Selling Stockholder under this Section 8(c) exceed the proceeds received by such Selling Stockholder from the sale of Securities pursuant to this Agreement and provided, further, that the indemnity agreement contained in this Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any persons controlling such Underwriter) on account of any losses, claims, damages, liability or litigation arising from the sale of Securities to any person, if such Underwriter fails to send or give a copy of the Prospectus, as the same may be then supplemented or amended, to such person, within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, unless such failure is the result of noncompliance by the Company with Section 5(c) hereof

                 (d) In addition to any obligations of each of the Selling Stockholders under Section 8(c), each of the Selling Stockholders agrees that it shall perform its indemnification obligations under
         Section 8(c) (as modified by the last paragraph of this Section 8(d)) with respect to counsel fees and expenses and other expenses reasonably incurred by making payments to the Underwriter within 45 days of receipt of a statement in the amount of the statements of the Underwriter's counsel or other statements which shall be forwarded by the Underwriter, and that they shall make such payments notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court and a court orders return of such payments.

                 The indemnity agreement in Section 8(c) shall be in addition to any liability which the Selling Stockholders may otherwise have and shall extend upon the same terms and conditions to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act.

                 (e) Each Underwriter shall indemnify and hold harmless the Company and each of its officers, employees and directors and the Selling Stockholders against any losses, claims, damages or liabilities to which the Company or any such officer, employee or director or any of the Selling Stockholders may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or any Application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter relating to such Underwriter through you expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

                 The indemnity agreement in this Section 8(e) shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

                 (f)       Promptly after receipt by an indemnified party under
         Section 8(a), 8(c) or 8(e) of notice of the commencement of any action (including any governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under Section 8(a), 8(c) or 8(e) except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any indemnified party otherwise than under such Section 8(a), 8(c) or 8(e). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If, however, (i) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (ii) an indemnified party shall have reasonably concluded that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them and the indemnified party so notifies the indemnifying party, then the indemnified party shall be entitled to employ counsel different from counsel for the indemnifying party at the expense of the indemnifying party and the indemnifying party shall not have the right to assume the defense of such indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. The counsel with respect to which fees and expenses shall be so reimbursed shall be designated in writing by Schroder & Co. Inc. in the case of parties indemnified pursuant to Sections 8(a) and 8(c) and by the Company and the Selling Stockholders in the case of parties indemnified pursuant to Section 8(e).

                 If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Sections 8(b) or 8(d), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (g) In order to provide for just and equitable contribution under the Act in any case in which (i) any Underwriter (or any person who controls any Underwriter within the meaning of the Act or the Exchange Act) makes claim for indemnification pursuant to
         Section 8(a) or 8(c) hereof, but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 8(a) or 8(c) provides for indemnification in such case or (ii) contribution under the Act may be required on the part of any Underwriter or any such controlling person in circumstances for which indemnification is provided under
         Section 8(e), then, and in each such case, each indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as an indemnifying party hereunder (after contribution from others) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(f) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company or any of the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company or any of the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any of the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(g) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
         Section 8(g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(g), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the proceeds received by such Selling Stockholder from the sale of Securities pursuant to this Agreement. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(g) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (h) Promptly after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party for contribution under the Act except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any other party other than for contribution under the Act. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

         9.      (a)       If any Underwriter shall default in its obligation
         to purchase the Firm Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Firm Securities on the terms contained herein. If the aggregate number of Firm Securities as to which Underwriters default is more than one-eleventh of the aggregate number of all the Firm Securities and within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Firm Securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Firm Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Firm Securities, or the Company notifies you that it has so arranged for the purchase of such Firm Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in you opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Firm Securities.

                 (b) If, after giving effect to any arrangements for the purchase of the Firm Securities of such defaulting Underwriter or Underwriters by you or the Company or both as provided in subsection
         (a) above, the aggregate number of such Firm Securities which remain unpurchased does not exceed one-eleventh of the aggregate number of all the Firm Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of the Firm Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities which such Underwriter agreed to purchase hereunder) of the Firm Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing shall relieve a defaulting Underwriter from liability for its default.

                 (c) If, after giving effect to any arrangements for the purchase of the Firm Securities of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate number of such Firm Securities which remain unpurchased exceeds one-eleventh of the aggregate number of all the Firm Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity agreement in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, or any Selling Stockholder, or any officer or director or controlling person of any Selling Stockholder and shall survive delivery of and payment for the Securities.

         11. This Agreement shall become effective (a) if the Registration Statement has not heretofore become effective, at the earlier of 12:00 Noon, New York City time, on the first full business day after the Registration Statement becomes effective, or at such time after the Registration Statement becomes effective as you may authorize the Sale of the Securities to the public by Underwriters or other securities dealers, or (b) if the Registration Statement has heretofore become effective, at the earlier of 24 hours after the filing of the Prospectus with the Commission or at such time as you may authorize the sale of the Securities to the public by Underwriters or securities dealers, unless, prior to any such time you shall have received notice from the Company that it elects that this Agreement shall not become effective, or you, or through you such of the Underwriters as have agreed to purchase in the aggregate fifty percent or more of the Firm Securities hereunder, shall have given notice to the Company that you or such Underwriters elect that this Agreement shall not become effective; provided, however, that the provisions of this Section and Section 6 and Section 8 shall at all times be effective.

         If this Agreement shall be terminated pursuant to Section 9 hereof, or if this Agreement, by election of you or the Underwriters, shall not become effective pursuant to the provisions of this Section, the Company shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof, but if this Agreement becomes effective and is not so terminated but the securities are not delivered by or on behalf of the Company as provided herein because the Company has been unable for any reason beyond its control and not due to any default by it to comply with the terms and conditions hereof, the Company will reimburse the Underwriters through you for all out-of- pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

         12. The statements set forth in the last paragraph on the front cover page of the Prospectus, the paragraph on the inside front cover of the Prospectus containing stabilization language, the table under the caption "Underwriting" in the Prospectus and the third and eighth paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished by any Underwriter made or given by you jointly or by Schroder & Co. Inc. on behalf of you as the Representatives.

         13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Schroder & Co. Inc. on behalf of you as the Representatives.

         All statements, requests, notices and agreements hereunder, unless otherwise specified in this Agreement, shall be in writing and, if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission (with confirmation of receipt) to you as the Representatives in care of Schroder & Co. Inc., Equitable Center, 787 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department; if to the Company, shall be delivered or sent by mail, telex or facsimile transmission (with confirmation of receipt) to the address of the Company set forth in the Registration Statement, Attention: Frank W. Eakin; and if to any Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission (with confirmation of receipt) to the address of the Company set forth in the Registration Statement, Attention: Frank W. Eakin, as Attorney-in-Fact; provided, however, that any notice to any Underwriter pursuant to Section 8(f) hereof shall be delivered or sent by mail, telex or facsimile transmission (with confirmation of receipt) to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Selling Stockholders and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and the Selling Stockholders and each person who controls the Company, any Underwriter or any Selling Stockholder, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         16. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters', the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, manually or facsimile executed counterparts of which, to the extent practicable and upon request, shall be submitted to the Company for examination, but without warranty on you part as to the authority of the signers thereof.

                                         Very truly yours,

                                         FIRST WAVE MARINE, INC.


                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                         SELLING STOCKHOLDERS


                                         By:
                                            -----------------------------------
                                            As Attorney-in-Fact for each of the
                                            several Selling Stockholders named
                                            in Schedule II

Accepted as of the date hereof:

SCHRODER & CO. INC.

JEFFERIES & COMPANY, INC.

MORGAN KEEGAN & COMPANY, INC.
 Representatives of the several Underwriters

By:      SCHRODER & CO. INC.



By:
   -----------------------------------------
         Managing Director

                                   SCHEDULE I


               Underwriter                                                               Number of Firm Securities
               -----------                                                               -------------------------
 Schroder & Co. Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .

 Jefferies & Company, Inc. . . . . . . . . . . . . . . . . . . . . . . . .
 Morgan Keegan & Company, Inc. . . . . . . . . . . . . . . . . . . . . . .





 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                         -------------------------
                                                                                         =========================

                                  SCHEDULE II

                                                                                          Maximum Number of
                                               Number of Firm Securities               Option Securities to be
                                                       to be Sold                          Sold by Selling
 Name of Selling Stockholder                     by Selling Stockholder                      Stockholder
 ---------------------------                   -------------------------               -----------------------